UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ENZON PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 29, 2016

To our stockholders:

The 2016 annual meeting of stockholders (the “2016 Annual Meeting”) of Enzon Pharmaceuticals, Inc., a Delaware corporation, will be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York 10178 on Wednesday, June 29, 2016 at 11:00 a.m., local time, for the following purposes:

1.	to elect three (3) directors, each for a one-year term expiring at our next annual meeting of stockholders and until such director’s successor is elected and qualified (Proposal No. 1);

2.	to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2);

3.	to approve, on an advisory basis, the compensation of our named executive officers (Proposal No. 3); and

4.	to transact such other matters as may properly come before the 2016 Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock as of the close of business on May 3, 2016, the record date, are entitled to notice of and to vote at the 2016 Annual Meeting.

Whether or not you plan to attend the 2016 Annual Meeting, your vote is important. To assure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the Internet at www.cstproxyvote.com. Sending in your proxy or submitting voting instructions via the Internet will not prevent you from voting in person at the 2016 Annual Meeting. If you vote in person by ballot at the 2016 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary

Cranford, New Jersey
May 13, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 Annual meeting of stockholders TO BE HELD ON JUNE 29, 2016

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 are available online at:
http://www.cstproxy.com/enzon/2016

20 Commerce Drive, Suite 135
Cranford, New Jersey 07016
(732) 980-4500

PROXY STATEMENT

Enzon Pharmaceuticals, Inc. is furnishing this proxy statement and the enclosed proxy card to our stockholders of record as of the close of business on May 3, 2016 in connection with our solicitation of proxies for use at the annual meeting of stockholders and any adjournment(s), postponement(s) or other delays thereof (the “2016 Annual Meeting”) to be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York 10178 on Wednesday, June 29, 2016 at 11:00 a.m., local time.

References in this proxy statement to the “Company,” “our company,” “we,” “us,” “our” and similar terms mean Enzon Pharmaceuticals, Inc.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted.

We have elected to take advantage of the Securities and Exchange Commission’s “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about May 13, 2016, we mailed to our stockholders of record as of the close of business on May 3, 2016 either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, telephone (732) 980-4500.

Who May Vote

Only holders of our common stock (“Common Stock”) outstanding as of the close of business on May 3, 2016 (the “Record Date”) are entitled to receive notice of, and to vote at, the 2016 Annual Meeting. As of the Record Date, there were 44,214,603 shares of Common Stock outstanding and entitled to vote at the 2016 Annual Meeting and there were no other class of securities outstanding that will be entitled to vote at the 2016 Annual Meeting. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

Voting Requirements

One-third of the shares of Common Stock entitled to vote at the 2016 Annual Meeting present in person or by proxy constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•	Proposal No. 1 (Election of Directors) – A nominee will be elected as a director if he receives a majority of the votes cast at the 2016 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a director nominee.

•	Proposal No. 2 (Ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016) – The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the favorable vote of a majority of the shares of Common Stock present or represented by proxy at the 2016 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the ratification, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

•	Proposal No. 3 (Approval, on an advisory basis, of the compensation of our named executive officers) – The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the shares of Common Stock present or represented by proxy at the 2016 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the proposal, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

How to Vote

If you are a stockholder of record as of the Record Date, you may vote (i) in person by ballot at the 2016 Annual Meeting, (ii) by submitting voting instructions via the Internet at www.cstproxyvote.com or (iii) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Instructions for Internet voting are provided in the Notice of Internet Availability of Proxy Materials and the printed proxy card. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the 2016 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2016 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1), “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2) and “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3).

If You Plan to Attend the 2016 Annual Meeting

Attendance at the 2016 Annual Meeting will be limited to stockholders as of the Record Date. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts or by a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted to be used at the 2016 Annual Meeting. You may contact us at (732) 980-4500 or through an e-mail request to investor@enzon.com for directions to the 2016 Annual Meeting.

If you are a stockholder of record as of the Record Date, you may vote your shares in person by ballot at the 2016 Annual Meeting. If you hold your shares of Common Stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the 2016 Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the 2016 Annual Meeting.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the Internet at www.cstproxyvote.com, (ii) submitting a new proxy with a later date or (iii) notifying our Secretary before the 2016 Annual Meeting by mail at the address shown on page 1. If you attend the 2016 Annual Meeting in person and vote by ballot, any previously submitted proxy or voting instructions will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock. We have engaged the services of D.F. King & Co., Inc. to assist us in the solicitation of proxies for an anticipated fee of $6,500 plus expenses.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card for each account. You should vote all of your shares of Common Stock.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

Pursuant to the provisions of our Amended and Restated Certificate of Incorporation and our Second Amended and Restated By-Laws, each member of our Board is to be elected each year to hold office for one year until the annual meeting of stockholders after such election. The Governance and Nominating Committee has recommended to our Board, and our Board also recommends, that the stockholders elect all of our Board’s director nominees at the 2016 Annual Meeting to serve until our next annual meeting of stockholders and until such director’s successor is elected and qualified. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2016 Annual Meeting. The nominees who are standing for election to our Board at the 2016 Annual Meeting and certain information with respect to their backgrounds are set forth below. It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named herein. In the event that any nominee named herein is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to vote for a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected.

Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the nominee exceed the votes cast against the nominee, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of these majority voting principles. Pursuant to this policy, each of our Board’s nominees would agree to submit an irrevocable resignation from our Board, which will become effective in accordance with such policy in the event the nominee fails to receive the required vote for his or her election at the 2016 Annual Meeting.

Director Nominees

Our Board has nominated and recommended for election the following persons to stand for re-election at the 2016 Annual Meeting: Jonathan Christodoro, Odysseas Kostas and Jennifer I. McNealey. The proxies solicited by this proxy statement cannot be voted for more than three nominees at the 2016 Annual Meeting.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below. It is the intention of our Board’s designated proxy holders (who are identified on the enclosed proxy card), unless otherwise instructed, to vote to elect Mr. Christodoro, Dr. Kostas and Ms. McNealey.

In the event that any of our Board’s nominees is unable or unwilling to serve as a director, discretionary authority is reserved to our Board to select a substitute. Our Board has no reason to believe that any nominee named herein will be unable to serve if elected. Each nominee for director has consented to being named in this proxy statement and to serving as a director if elected.

Set forth below are the name, age and year in which the current term expires of each nominee for election to our Board as of the date of this proxy statement.

Name	Age	Director Since	Position with Our Company	Term Expires on the Annual Meeting Held in the Year
Nominees:
Jonathan Christodoro	40	2013	Chairman of the Board	2016
Odysseas Kostas	41	2013	Director	2016
Jennifer I. McNealey	42	2013	Director	2016

BUSINESS EXPERIENCE OF NOMINEES

Director Nominees

Jonathan Christodoro was appointed as a director of our company on October 7, 2013 and as Chairman of our Board of Directors on November 20, 2013. Mr. Christodoro has served as a Managing Director of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since July 2012. Mr. Christodoro is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital. Prior to joining Icahn Capital, from 2007 to 2012, Mr. Christodoro served in various investment and research roles at P2 Capital Partners, LLC. Prior to P2 Capital Partners, Mr. Christodoro served in various investment and research roles at Prentice Capital Management, LP and S.A.C. Capital Advisors, LP. Mr. Christodoro began his career as an investment banking analyst at Morgan Stanley, where he focused on merger and acquisition transactions across a variety of industries. Mr. Christodoro has been a director of: Cheniere Energy, Inc., a developer of natural gas liquefaction and export facilities and related pipelines, since August 2015; PayPal Holdings, Inc., a technology platform company that enables digital and mobile payments worldwide, since June 2015; Lyft, Inc., a mobile ride-sharing application, since May 2015; and Herbalife Ltd., a nutrition company, since April 2013. Mr. Christodoro was previously a director of eBay Inc., a global commerce and payments company, from March 2015 to July 2015, Hologic, Inc., a supplier of diagnostic, medical imaging and surgical products, from December 2013 to March 2016, and Talisman Energy Inc., an independent oil and gas exploration and production company, from December 2013 to May 2015. Mr. Christodoro received an M.B.A. from the University of Pennsylvania’s Wharton School of Business with Distinction, majoring in Finance and Entrepreneurial Management. Mr. Christodoro received a B.S. in Applied Economics and Management Magna Cum Laude with Honors Distinction in Research from Cornell University. Mr. Christodoro also served in the United States Marine Corps.

Odysseas Kostas, M.D. was appointed as a director of our company on September 25, 2013. Since January 2016, Dr. Kostas has been a senior analyst at Sarissa Capital Management LP, an investment firm focused on the health care industry. Prior to joining Sarissa Capital Management LP, Dr. Kostas covered the biotechnology and pharmaceutical industries, most recently as Director, at Evercore ISI (formerly known as International Strategy & Investment), a full service broker-dealer that provides macro and fundamental research, sales, and trading services to customers. Prior to that, Dr. Kostas was a consultant - senior associate analyst covering the biotechnology industry at Sanford C. Bernstein and Co. from May 2011 to August 2011. Prior to that, Dr. Kostas worked at the Greenwich Hospital/Yale New Haven Health as hospitalist from 2008 to 2011 and was member of hospital committees from 2003 to 2011. Dr. Kostas was also a member of the board of directors at Mast Therapeutics (then known as ADVENTRX Pharmaceuticals) from February 2010 to May 2011, and a strategy consultant at Mast Therapeutics from December 2008 to January 2009. Dr. Kostas has an M.D. from the University of Texas Southwestern Medical School, and a B.S. from Massachusetts Institute of Technology.

Jennifer I. McNealey was appointed as a director of our company on September 25, 2013. Since February 2015, Ms. McNealey has been Senior Director Investor Relations and serves as a member of the management team at Calithera Biosciences Inc. Prior to joining Calithera Biosciences Inc., Ms. McNealey served as an advisor to biotechnology companies. In 2005, Ms. McNealey founded Laurient LLC, a research company focused on the biotechnology and pharmaceutical industries, where she worked until 2012. Prior to founding Laurient LLC, Ms. McNealey served as a portfolio manager and biotechnology analyst at various firms, including Paramount Capital, Franklin Templeton, Amerindo Investment Advisors and Morgan Stanley Dean Witter Advisors. Ms. McNealey has a B.A. and an M.H.A. from Cornell University.

There are no family relationships among any of our directors or executive officers.

Vote Required

A nominee will be elected as a director if he or she receives a majority of the votes cast by the shares present or represented by proxy at the 2016 Annual Meeting. A majority of votes cast means that the number of shares voted “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a director nominee.

Recommendation

Our Board recommends a vote “FOR” each of the nominees named above (Proposal No. 1 on the proxy card).

DIRECTORS’ NOMINATION

Process for Identifying and Evaluating Nominees. The Charter of the Governance and Nominating Committee specifies the process for nominating persons for election to our Board. The Governance and Nominating Committee will solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources and decide whether the assistance of a search firm is needed, and if so, choose the firm. After a review of Board candidates and after considering the advice of the Chairperson of our Board, the committee will designate which candidates, if any, are to be interviewed.

Criteria for Board Membership. The Charter of the Governance and Nominating Committee does not set forth the specific criteria for identifying and recommending new candidates to serve as directors; however, candidates may be interviewed by the Governance and Nominating Committee to evaluate the following, among other qualifications it may deem appropriate:

•	experience as a director of another publicly-traded corporation, experience in industries or with technologies relevant to our company, accounting or financial reporting experience, or such other professional experience that the Governance and Nominating Committee determines qualifies an individual for Board service;

•	candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a director and management, independent thinking, articulate communication and intelligence; and

•	any other factors as the Governance and Nominating Committee deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to our Board and any committees of our Board.

Although the Governance and Nominating Committee does not have a written diversity policy, it generally considers diversity of knowledge, skills and professional experience as factors in evaluating candidates for our Board.

Stockholder Nominees. The Governance and Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Governance and Nominating Committee, c/o the Secretary, and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and our Second Amended and Restated-Bylaws; (ii) the names and addresses of the stockholders making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such stockholders; (iii) appropriate biographical information and a statement as to the qualification of the nominee and (iv) a statement whether the nominee, if elected, intends to tender an irrevocable resignation effective upon such person’s failure to receive the required vote, as will be provided by candidates nominated by our Board, in accordance with our Board’s resignation policy described below. Our Second Amended and Restated By-Laws generally require that this information should be submitted not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. The manner in which the committee evaluates potential directors will be the same for candidates recommended by the stockholders as for candidates recommended by others.

Majority Voting for Directors and Board Resignation Policy. Our Second Amended and Restated By-Laws provide for majority voting for election of directors in uncontested elections. In an uncontested election of directors (i.e., an election where the only nominees are those recommended by our Board), each member of our Board will be elected only if the votes cast for the director exceed the votes cast against the director, rather than by plurality voting. Plurality voting is retained for contested elections. In addition, our Board also adopted a Board Resignation Policy in furtherance of the majority voting principles reflected in our Second Amended and Restated By-Laws. Under this policy, in uncontested elections, a director nominee who does not receive the required votes for election or re-election is expected to tender his or her resignation to our Board. In addition, our Board expects candidates to tender resignations if they fail to receive the required votes. The resignation tendered by a nominee would be effective automatically on the 60th day following the annual meeting at which the nominee failed to receive the required vote, unless our Board decides to suspend the resignation for so long as our Board determines that such resignation would cause our Board or committees thereof to fail to comply with our bylaws, the Delaware General Corporation Law, the listing requirements of The Nasdaq Stock Market LLC or any regulation promulgated by the Securities and Exchange Commission (the “SEC”). We intend on publicly disclosing our Board’s determination regarding any suspension of any tendered resignation and the rationale behind the decision.

DIRECTORS’ COMPENSATION

Amended and Restated 2013 Outside Director Compensation Plan

Under the Amended and Restated 2013 Outside Director Compensation Plan, each non-employee director (i) receives an annual cash retainer of $30,000, (ii) for service as chair of the Finance and Audit Committee receives an additional annual cash retainer of $10,000 and (iii) for service as a member of the Finance and Audit Committee receives an additional annual cash retainer of $5,000. These annual cash retainers are payable quarterly at the end of each quarter.

Total Director Compensation

A summary of compensation earned by each of our directors during fiscal year 2015 is set forth below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Jonathan Christodoro	40,000	—	—	40,000
Odysseas Kostas	35,000	—	—	35,000
Jennifer I. McNealey	35,000	—	—	35,000

(1) As of December 31, 2015, none of our directors held any outstanding unvested restricted stock units.

(2) As of December 31, 2015, none of our directors held any outstanding stock options.

CORPORATE GOVERNANCE

Director Independence

All of our current directors, each of whom is standing for re-election at the 2016 Annual Meeting, meet the listing standards of NASDAQ for independence.

Meetings and Attendance

Our Board held eight meetings during fiscal year 2015. Each director attended at least 75% of the total number of meetings held during fiscal year 2015 by our Board and committees of our Board of which such director was a member.

Enzon does not have a policy requiring our directors to attend our annual stockholders’ meetings.

Board Leadership Structure

Our Board is led by a Chairperson appointed by our Board annually. The Chairperson leads our Board in its role of providing advice to, and overseeing the performance of, our principal executive officer. Mr. Christodoro currently serves as Chairman of the Board, and Andrew Rackear currently serves as our Chief Executive Officer. Our Board does not have a formal policy with respect to the separation of the positions of Chairperson and Chief Executive Officer. However, our Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day operations, while allowing the Chairperson to lead our Board in its primary role of review and oversight of management.

Communications with Directors

Stockholders may communicate directly with the directors. All communications should be sent in care of our Secretary at our address and should prominently indicate on the outside of the envelope that it is intended for our Board, for a specific non-employee director or a particular committee of our Board. If no director is specified, the communication will be forwarded to the entire Board.

Standing Committees of our Board

Finance and Audit Committee

All three current members of our Board currently constitute the Finance and Audit Committee. Accordingly, our entire Board currently acts as the Finance and Audit Committee. When our Board acts as the Finance and Audit Committee, Mr. Christodoro acts as the Chairman of the Finance and Audit Committee. The Finance and Audit Committee held four meetings during fiscal year 2015.

In evaluating the composition of our Board when acting as the Finance and Audit Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of The NASDAQ Stock Market (“NASDAQ”). Our Board has determined that Mr. Christodoro satisfies the definition of “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our company’s financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, our company’s compliance with legal and regulatory requirements, and the performance and independence of our company’s independent registered public accounting firm. The Finance and Audit Committee is responsible for discussing with management to consider the adequacy of our company’s internal controls and the financial reporting process. The Finance and Audit Committee also is responsible for discussing these matters with our company’s independent registered public accounting firm. In addition, the Finance and Audit Committee is responsible for reviewing our financial statements and discussing them with management and our company’s independent registered public accounting firm before those financial statements are filed with the SEC. The charter of the Finance and Audit Committee may be found on our website at www.enzon.com.

Compensation Committee

All three current members of our Board currently constitute the Compensation Committee. Accordingly, our entire Board currently acts as the Compensation Committee. When our Board acts as the Compensation Committee, Ms. McNealey acts as the Chairwoman of the Compensation Committee. Our Board acting as the Compensation Committee held two meetings during fiscal year 2015.

In evaluating the composition of our Board when acting as the Compensation Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of NASDAQ.

The primary duties and responsibilities of the Compensation Committee are to oversee our overall compensation structure, policies and programs, and assess whether our compensation structure establishes appropriate incentives for management, to administer our incentive-compensation and equity-based compensation plans, to review and approve corporate goals and objectives, if any, relevant to the compensation of our Chief Executive Officer and set the compensation of other executive officers based upon the recommendation of our Chief Executive Officer, and to review and recommend employment agreements and severance arrangements, if any, for senior officers, including change of control provisions, plans or agreements, among other things.

The Compensation Committee has the authority to retain, at our expense, such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions, including the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms.

The charter of the Compensation Committee may be found on our website at www.enzon.com.

Governance and Nominating Committee

All three current members of our Board currently constitute the Governance and Nominating Committee. Accordingly, our entire Board currently acts as the Governance and Nominating Committee. When our Board acts as the Governance and Nominating Committee, Dr. Kostas acts as the Chairman of the Governance and Nominating Committee. Our Board acting as the Governance and Nominating Committee held no meetings during fiscal year 2015.

In evaluating the composition of our Board when acting as the Governance and Nominating Committee, our Board has determined that each current member of our Board is independent as defined by the listing standards of NASDAQ.

The Governance and Nominating Committee is responsible for reviewing and setting corporate governance policy and is responsible for making recommendations on organization and procedures, performance evaluation of our Board and individual directors, and nomination of directors. The Governance and Nominating Committee’s Charter may be found on our website at www.enzon.com.

Our Board’s Role in Risk Oversight

We, like other companies, face a variety of risks. While our Board oversees risk management, our executive officers are responsible for day-to-day risk management and provide updates to our Board as appropriate regarding risk management activities. Risk oversight is a significant component in all major Board decisions and the evaluation of risk is an important element in our Board’s decision-making process.

Code of Conduct

Our Board has adopted a Code of Conduct that is applicable to all of our directors and officers. Any material changes made to the Code of Conduct or any waivers granted to any of our directors and executive officers will be publicly disclosed on our website at www.enzon.com within four business days of such material change or waiver. A copy of our Code of Conduct is available on the Corporate Governance page of our website at www.enzon.com or upon request, without charge, by contacting us at (732) 980-4500 or through an e-mail request to investor@enzon.com.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2015, all three current members of our Board, Mr. Christodoro, Dr. Kostas and Ms. McNealey, constituted the Compensation Committee. During fiscal year 2015, no member of our Board, which acts as the Compensation Committee, was an officer or employee of our company, was formerly an officer of our company, or had any relationship requiring disclosure by us under Item 404 of Regulation S-K under the Exchange Act.

During fiscal year 2015, none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our Compensation Committee or on our Board, and none of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee.

BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Set forth below is certain biographical information regarding our current executive officers.

Andrew Rackear (age 62) – Mr. Rackear has served as our Chief Executive Officer and Secretary since March 31, 2016. Prior to that, since November 2013, Mr. Rackear provided consulting services to the Company. Mr. Rackear previously served as the Company’s Vice President and General Counsel from April 2010 to November 2013. Prior to that, Mr. Rackear served as Senior Vice President and General Counsel for NPS Pharmaceuticals, and Vice President and General Counsel for Chugai Pharma USA and Amersham Biosciences Corp, where he also served as President of North American Operations. Prior to that, Mr. Rackear engaged in litigation and commercial law practice at Marks & Murase and served as Associate General Counsel at Sharp Electronics Corp. Mr. Rackear holds a J.D. from New York University School of Law.

Mr. Rackear currently serves as our Chief Executive Officer and Secretary on a consulting basis at a rate of $285 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of a separation agreement, as amended.

Richard L. Feinstein (age 72) – Mr. Feinstein has served as our Vice President-Finance and Chief Financial Officer since March 31, 2016. Prior to that, Mr. Feinstein served as our Vice President - Finance and Principal Financial Officer since December 13, 2013. Mr. Feinstein is a retired partner of KPMG LLP and currently a private consultant providing management and financial advice to clients in a variety of industries. From September 2010 to July 2013, as a consultant, he was the Chief Financial Officer of Ameritrans Capital Corporation. From April 2004 to December 2004, Mr. Feinstein, as a consultant, served as Chief Financial Officer for Image Technology Laboratories, Inc., a developer and provider of radiological imaging, archiving and communications systems. From December 1997 to October 2002, Mr. Feinstein was a Senior Vice-President and Chief Financial Officer for The Major Automotive Companies, Inc., formerly a diversified holding company, but now engaged solely in retail automotive dealership operations. Mr. Feinstein has served on boards of both publicly-held and not-for-profit enterprises. Mr. Feinstein previously served as a board member and chair of the audit committee of MKTG, Inc.; a board member and chief financial officer of the not-for-profit USA Fitness Corps; a board member and chair of the audit committee of EDGAR Online, Inc., a board member and chair of the finance committee of the New York Road Runners and a member of the executive committee of the Association for a Better New York. Mr. Feinstein, a certified public accountant, received a BBA degree from Pace University. Mr. Feinstein also served in the United States Marine Corps.

Mr. Feinstein currently serves as our Vice President-Finance and Chief Financial Officer on a consulting basis at a rate of $285 per hour for each hour worked, together with reimbursement for reasonable expenses incurred in performing his services, pursuant to the terms of an independent contractor agreement, as amended.

EXECUTIVE COMPENSATION

The following individuals were our named executive officers for fiscal year 2015, whom we refer to in this proxy statement as our named executive officers:

•	George W. Hebard III – During fiscal year 2015, Mr. Hebard served as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis at a rate of $250 per hour for each hour or portion of an hour worked, together with reimbursement for reasonable expenses incurred by him in performing his services pursuant to the terms of a separation agreement. Mr. Hebard resigned as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary effective March 31, 2016.

•	Richard L. Feinstein – Mr. Feinstein currently serves as our Vice President - Finance and Chief Financial Officer. During fiscal year 2015, Mr. Feinstein served as our Vice President-Finance and Principal Financial Officer on a consulting basis at a rate of $225 per hour for each hour worked, together with reimbursement for reasonable out-of-pocket expenses incurred by him in performing his services pursuant to the terms of an independent contractor agreement, as amended, and, effective December 28, 2015, Mr. Feinstein’s rate was increased to $285 per hour.

Historical Compensation of our Named Executive Officers

The following table sets forth information concerning compensation earned for services rendered to us by our named executive officers for fiscal year 2015.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
George W. Hebard III	2015	—	—	—	—	40,250	40,250
Former Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary	2014	—	—	—	—	64,708	64,708

Richard L. Feinstein	2015	—	—	—	—	123,964	123,964
Vice President - Finance and Chief Financial Officer	2014	—	—	—	—	138,094	138,094

(1)	Neither Mr. Hebard nor Mr. Feinstein received a base salary for fiscal year 2015. See the “All Other Compensation” column for information regarding the fees and expenses that each of them received for services rendered as an executive officer on a consulting basis for fiscal year 2015.

(2)	All Other Compensation for fiscal year 2015 comprises the following:

•	For Mr. Hebard, $40,250 consists of fees and expenses related to his services rendered as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis.

•	For Mr. Feinstein, $123,964 consists of fees and expenses related to his services rendered as our Vice President - Finance and Principal Financial Officer pursuant to the terms of his December 13, 2013 independent contractor agreement.

All Other Compensation for fiscal year 2014 comprises the following:

•	For Mr. Hebard, $28,836 consists of CTO amounts paid out following cessation of his employment and the remaining $35,872 consists of fees and expenses related to his services rendered as our Interim Principal Executive Officer, Interim Chief Operating Officer and Secretary on a consulting basis.

•	For Mr. Feinstein, $138,094 consists of fees and expenses related to his services rendered as our Vice President - Finance and Principal Financial Officer.

Outstanding Equity Awards at December 31, 2015

The following table sets forth information with respect to unexercised options, and restricted stock awards and restricted stock units that have not vested for each of our named executive officers as of December 31, 2015. All of the information set forth in the following table reflects equitable adjustments that were approved by the Compensation Committee and made to then outstanding stock options and restricted stock units in connection with the special cash dividend of $1.60 per share of common stock that we paid on June 4, 2013, the special cash dividend of $0.45 per share of common stock that we paid on December 23, 2013, the special cash dividend of $0.10 per share of common stock that we paid on January 28, 2015, the special cash dividend of $0.50 per share of common stock that we paid on August 12, 2015 and the special cash dividend of $0.25 per share of common stock that we paid on December 29, 2015.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
George W. Hebard III(1)	55,125	18,375	18,375	2.13	11/7/2022	—	—	—	—
	3,432	—	—	3.23	2/27/2022	—	—	—	—
Richard L. Feinstein	—	—	—	—	—	—	—	—	—

(1)	Of Mr. Hebard’s unvested option awards, 18,375 options will vest on November 7, 2016 pursuant to his separation agreement.

Potential Payments Upon Termination or Change in Control

None of our named executive officers is covered by a severance or change in control agreement and, accordingly, none of our named executive officers would have been entitled to receive any termination or change in control-related payments as of December 31, 2015.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015 regarding shares of Common Stock that may be issued under our equity compensation plans consisting of the 2011 Stock Option and Incentive Plan, the 2001 Incentive Stock Plan and the 1987 Non-Qualified Stock Option Plan:

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	347,919	$3.65	3,252,067
Equity compensation plans not approved by security holders:	—	—	—
Total	347,919	$3.65	3,252,067

TRANSACTIONS WITH RELATED PERSONS

Our Board has adopted a formal written policy that we will not enter into any “related party transaction” (defined consistent with Item 404 of Regulation S-K under the Exchange Act) unless the Finance and Audit Committee or a comparable committee of disinterested directors approves such transaction. No member of the Finance and Audit Committee or comparable committee shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Finance and Audit Committee or comparable committee shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to our company. Since January 1, 2015, there have been no such related party transactions.

REPORT OF THE FINANCE AND AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

All three current members of our Board currently constitute the Finance and Audit Committee. Our Board consists of three independent members of our Board as defined in Rule 5605(a)(2) of the NASDAQ listing standards. Our Board adopted a written charter for the Finance and Audit Committee, a copy of which is available on our website at www.enzon.com.

The primary purpose of the Finance and Audit Committee is to monitor the integrity of our financial reporting process and financial statements, the systems of internal controls and controls over financial reporting, the compliance by our company with legal and regulatory requirements, and the performance and independence of our independent registered public accounting firm. Our management is responsible for the preparation, presentation and integrity of our financial statements and for the maintenance of policies and internal controls necessary to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and conducting an audit of our consolidated financial statements and reviews of our quarterly financial statements and performing such other procedures required by applicable Statements of Auditing Standards. Our independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with us their independence and any other matters they are required to discuss with us or that they believe should be raised with us. We oversee these processes, although we must rely on the information provided to us and on the representations made by management and our independent registered public accounting firm.

Our Board, acting as the Finance and Audit Committee, has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management. Furthermore, our Board, acting as the Finance and Audit Committee, has discussed with our independent registered public accounting firm, EisnerAmper LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended. Also, our Board, acting as the Finance and Audit Committee, has received the written disclosures and letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the Finance and Audit Committee concerning independence, and has discussed with EisnerAmper LLP such auditing firm’s independence. Based on these reviews and discussions the Finance and Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the last fiscal period for filing such report with the SEC.

THE BOARD OF DIRECTORS ACTING AS THE FINANCE AND AUDIT COMMITTEE
Jonathan Christodoro, Chairman*
Odysseas Kostas
Jennifer I. McNealey

*	When our Board acts as the Finance and Audit Committee, Mr. Christodoro acts as the Chairman of the Finance and Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the close of business on March 31, 2016 concerning stock ownership of (i) each person known by us to own beneficially more than 5% of our outstanding common stock, (ii) each current director, (iii) each of our named executive officers and (iv) all of our current directors and current executive officers as a group. Information set forth in this table as to our directors, named executive officers and all directors and executive officers as a group is based upon information supplied by these individuals. Information in this table as to our greater than 5% stockholders is based solely upon the Schedules 13D or 13G filed by these stockholders with the SEC. Where information is based on a Schedule 13D or 13G, the number of shares owned is as of the date for which information was provided in such schedules.

Name and Address of Beneficial Owner or Identity of Group(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Voting Stock Outstanding(3)

Jonathan Christodoro	—		—
Odysseas Kostas	—		—
Jennifer I. McNealey	—		—
George W. Hebard III	151,646	(4)	*
Richard L. Feinstein	—		—
Group comprised of Carl C. Icahn and affiliated entities	5,904,863	(5)	13.36%
BlackRock, Inc.	3,570,816	(6)	8.08%
Group comprised of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation	3,501,585	(7)	7.92%
All Current Directors and Current Executive Officers as a group (5 persons)	176,646	(8)	*

*	Less than one percent
(1)	The address for each of the executive officers and directors listed in this table is c/o Enzon Pharmaceuticals, Inc., 20 Commerce Drive, Suite 135, Cranford, New Jersey, 07016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. With respect to each person set forth in the table, shares subject to stock options, if any, held by such person that were exercisable as of March 31, 2016 or will become exercisable within 60 days after March 31, 2016 and restricted stock units, if any, held by such person that vest within 60 days of March 31, 2016 are deemed to be outstanding and to be beneficially owned by such person for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.
(3)	Based on 44,214,603 shares of common stock which were issued and outstanding as of the close of business on March 31, 2016. Each share of common stock is entitled to one vote. The percentage of voting stock outstanding for each person set forth in the table is calculated by dividing (i) the number of shares of common stock deemed to be beneficially held by such person as of March 31, 2016 by (ii) the sum of (A) the number of shares of common stock outstanding as of March 31, 2016, plus (B) the number of shares of common stock subject to stock options, if any, held by such person that were exercisable as of March 31, 2016 or will become exercisable within 60 days after March 31, 2016, plus (C) restricted stock units, if any, held by such person that vest within 60 days of March 31, 2016.
(4)	Includes 58,557 shares subject to options which were exercisable as of March 31, 2016 or which become exercisable within 60 days after March 31, 2016.
(5)	Information concerning stock ownership was obtained from Amendment No. 6 to the Schedule 13D filed with the SEC on November 13, 2012 by Carl C. Icahn and various entities affiliated with him. The address for Carl C. Icahn and entities affiliated with him is 767 Fifth Avenue, 47th Floor, New York, New York 10153. Mr. Icahn and entities affiliated with him have reported sole voting and dispositive power over all 5,904,863 shares.
(6)	Information concerning stock ownership was obtained from Amendment No. 7 to the Schedule 13G filed with the SEC on January 26, 2016. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. BlackRock, Inc. reported sole voting and dispositive power with respect to all 3,570,816 shares.
(7)	Information concerning stock ownership was obtained from the Schedule 13G filed with the SEC on February 12, 2016. The address for Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, New York 10022. Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation reported sole voting and dispositive power with respect to all 3,501,585 shares.
(8)	Includes 83,557 shares subject to options which were exercisable as of March 31, 2016 or which become exercisable within 60 days after March 31, 2016.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board, acting as the Finance and Audit Committee, has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Our Board recommends that the stockholders ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 at the 2016 Annual Meeting. Representatives of EisnerAmper LLP are expected to be present at the 2016 Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

The Finance and Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the accountants’ independence. The Finance and Audit Committee specifically pre-approves all audit fees, audit related fees, tax service fees and all other fees. The Finance and Audit Committee has delegated authority to the Chair of the Finance and Audit Committee to approve any services not specifically pre-approved by the Finance and Audit Committee provided that disclosure of such services and fees is made to the Finance and Audit Committee at the next scheduled meeting following such approval.

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees

The following table sets forth the aggregate fees paid or payable for services provided to us by EisnerAmper LLP for professional services rendered for the fiscal years ended December 31, 2015 and 2014. Our Board, acting as the Finance and Audit Committee, considered whether the provision of these services by EisnerAmper LLP was compatible with maintaining each firm’s independence and concluded that EisnerAmper LLP was “independent.”

	EisnerAmper LLP
	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Audit Fees(1)	$80,000	$80,000
Audit-Related Fees(2)	—	8,000
All Other Fees(3)	11,000	30,430
Total Fees	$91,000	$118,430

(1)	For the fiscal years ended December 31, 2015 and December 31, 2014, “Audit Fees” paid or payable to EisnerAmper LLP related to services in connection with the audit of our annual consolidated financial statements, review of quarterly financial statements, issuance of consents, review of documents filed with the SEC and accounting consultations.

(2)	For the fiscal year ended December 31, 2014, “Audit-Related Fees” paid or payable to EisnerAmper LLP consisted of fees related to an audit of the employee benefit plan of our company.

(3)	For the fiscal years ended December 31, 2015 and December 31, 2014, “All Other Fees” paid or payable to EisnerAmper LLP related to tax preparation services and tax consulting services.

Vote Required

The ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the favorable vote of a majority of the shares present or represented by proxy at the 2016 Annual Meeting and entitled to vote thereon. Abstentions from voting will have the same effect as voting against the ratification, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. The ratification of the appointment of EisnerAmper LLP is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters and therefore no broker non-votes are expected to exist in connection with this Proposal No. 2.

Recommendation

Our Board recommends a vote “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal No. 2 on the proxy card).

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, our Board is asking stockholders to approve an advisory resolution on executive compensation. The advisory vote is a non-binding vote on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:

RESOLVED, that the stockholders of Enzon Pharmaceuticals, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2016 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.

We urge you to read the Summary Compensation Table and other related compensation tables and narrative disclosure which provide additional details about the compensation of our named executive officers during fiscal year 2015 whose compensation is disclosed in this proxy statement.

The vote regarding the compensation of our named executive officers described in this Proposal No. 3, referred to as a “say-on-pay advisory vote,” is advisory, and is therefore not binding on our company or our Board. Although non-binding, our Board values the opinions that stockholders express in their votes and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs as they deem appropriate.

Vote Required

The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as described in this proxy statement requires the favorable vote of a majority of the votes cast by the shares present or represented by proxy at the 2016 Annual Meeting. Abstentions from voting and broker non-votes, if any, will have no effect on the vote to approve, on an advisory (non-binding) basis, of the compensation of our named executive officers.

Recommendation

Our Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Exchange Act (Proposal No. 3 on the proxy card).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Ownership of and transactions in our common stock by our executive officers and directors and owners of 10% or more of outstanding our common stock are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on our review of these reports and written representations from certain reporting persons, during the fiscal year ended December 31, 2015, all such reports were filed in a timely manner.

ANNUAL REPORT TO STOCKHOLDERS

We will provide to each of our stockholders, without charge and upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Any such written request should be directed to our Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 can also be obtained by clicking the SEC Filings link from the Investors and Media page on our website at www.enzon.com or directly from the SEC’s website at www.sec.gov. Our website and the information contained therein or connected thereto are not intended to be incorporated into this proxy statement.

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the proxy statement for next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be directed to the Secretary, Enzon Pharmaceuticals, Inc., at 20 Commerce Drive, Suite 135, Cranford, New Jersey 07016, and must be received by January 13, 2017, provided that, if the date of next year’s annual meeting changes by more than 30 days from the one-year anniversary of the 2016 Annual Meeting (i.e., June 29, 2017), then the deadline is a reasonable time before we begin to print and send proxy materials for such annual meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary at the above address by March 31, 2017, provided that, if the date of next year’s annual meeting changes by more than 25 days from the one-year anniversary of the 2016 Annual Meeting (i.e., June 29, 2017), such proposals must be received by the Secretary at the above address by the close of business on the 10th day following the day on which public disclosure of the date of such annual meeting is made.

OTHER MATTERS

Our Board is not aware of any other matters that are to be presented for action at the 2016 Annual Meeting. However, if any other matters properly come before the 2016 Annual Meeting, your shares of Common Stock will be voted in accordance with the discretion of the designated proxy holders (who are identified on the enclosed proxy card).

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/ Andrew Rackear
Andrew Rackear
Chief Executive Officer and Secretary

Cranford, New Jersey May 13, 2016

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2016 ANNUAL MEETING. THE BOARD OF DIRECTORS HAS PROPOSED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS LISTED IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO. 3.

The Board of Directors recommends a vote FOR all Nominees:

(01) Jonathan Christodoro	☐ FOR	☐ AGAINST	☐ ABSTAIN
(02) Odysseas Kostas	☐ FOR	☐ AGAINST	☐ ABSTAIN
(03) Jennifer I. McNealey	☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote FOR proposals Nos. 2 and 3.

Vote On Independent Registered Public Accounting Firm

Advisory Say-on-Pay Vote

Please indicate if you plan to attend this meeting. ☐ YES ☐ NO

Address changes/comments:

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☐ For address changes/comments, please check this box and write them below, to the left, where indicated.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________ **Signature**______________________ **Date**__________, **2016.**

This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appear(s) hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

ENZON PHARMACEUTICALS, INC.

ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Wednesday, June 29, 2016

The undersigned hereby appoints Andrew Rackear and Richard L. Feinstein, and each of them, as proxies, with full power of substitution in each of them, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, on all proposals and in the discretion of the proxies on such other matters as may properly come before the 2016 annual meeting of stockholders of Enzon Pharmaceuticals, Inc. (the "Company") to be held on June 29, 2016 at 11:00 a.m., local time, or any adjournment(s), postponement(s), or other delays thereof (the "2016 Annual Meeting"), all shares of common stock of the Company to which the undersigned is entitled to vote at the 2016 Annual Meeting.

If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares "FOR" each of the nominees to the Board of Directors listed in Proposal No. 1 and "FOR" Proposals Nos. 2 and 3.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued, and to be marked, dated and signed, on the other side)